Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and contingencies
16.	Commitments and contingencies

On December 18, 2013 the Partnership entered into a forward purchase agreement with an unrelated lender. According to the agreement, the Partnership is obligated to purchase a promissory note secured by the brake manufacturing equipment with an aggregate principal amount of $432,000 prior to April 15, 2014. The promissory note accrues interest at 12.5% per annum and matures in January 2018.

SQN AIF IV, GP LLC [Member]
Commitments and contingencies
14.	Commitments and contingencies

On December 18, 2013 the Fund entered into a forward purchase agreement with an unrelated lender. According to the agreement, the Fund is obligated to purchase a promissory note secured by the brake manufacturing equipment with an aggregate principal amount of $432,000 prior to April 15, 2014. The promissory note accrues interest at 12.5% per annum and matures in January 2018.